UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 4, 2004

COMMUNITY BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number: 000-26505	33-0859354
(State of other jurisdiction of Incorporation or organization)		(I.R.S. Employer Identification No.)

900 Canterbury Place, Suite 300, Escondido, California 92025

(Address of principal executive offices)

(760) 432-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On October 4, 2004 the Company issued a press release announcing the completion of the merger of Cuyamaca Bank, N.A. with and into Community National Bank, the wholly owned subsidiary of Community Bancorp Inc. effective the close of business on October 1, 2004. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004

Community Bancorp Inc.

By:	/s/ Michael J. Perdue
Michael J. Perdue
President and Chief Executive Officer